UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2016

 CNX COAL RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-37456	47-3445032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 CONSOL Energy Drive Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

CNX Coal Resources LP (the “Partnership,” “we,” “us,” “our") issued a press release on January 28, 2016 announcing its 2015 fourth fiscal quarter and year-end results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Please refer to our website at www.cnxlp.com for additional information regarding the Partnership.

The information in this Current Report and the exhibit hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and exhibit hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01 Regulation FD

The response to Item 2.02 is incorporated herein by reference to this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release of CNX Coal Resources LP dated January 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX COAL RESOURCES LP

By:    /s/ LORRAINE L. RITTER
Lorraine L. Ritter
Chief Financial Officer and Chief Accounting Officer

Dated: January 28, 2016

Exhibit Index

Exhibit No.    Description

Exhibit 99.1    Press release of CNX Coal Resources LP dated January 28, 2016